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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 24, 2007
                        (Date of earliest event reported)

                           Double-Take Software, Inc.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                 001-33184            20-0230046
             --------                 ---------            ----------

   (State or other jurisdiction      (Commission        (I.R.S. Employer
         of Incorporation)           File Number)       entification No.)

       257 TURNPIKE ROAD, SUITE 210
        SOUTHBOROUGH, MASSACHUSETTS          01772              877-335-5674
        ---------------------------          -----              ------------

 (Address of principal executive offices)  (Zip Code)          (Registrant's
                                                              telephone number
                                                           including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2007, Double-Take Software, Inc. issued a press release reporting financial results for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

   99.1 Double-Take Software, Inc. press release dated July 24, 2007, announcing financial results for the quarter ended June 30, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Double-Take Software, Inc.

Date: July 24, 2007            By:   S. CRAIG HUKE
                                     -------------------------------------------
                                     S. Craig Huke
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

   99.1 Double-Take Software, Inc. press release dated July 24, 2007, announcing financial results for the quarter ended June 30, 2007.